Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

17.       Financial Instruments

The carrying values of temporary cash investments, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments. The fair values of long-term bank loans approximate the recorded values, due to their variable interest rates.

The Company is exposed to interest rate fluctuations associated with its variable rate borrowings and its objective is to manage the impact of such fluctuations on earnings and cash flows of its borrowings. In May 2009, the Company entered into a five-year zero cost collar agreement with a floor at 1% and a cap at 7.8% of a notional amount of $100,000 to manage its exposure to interest rate changes related to its borrowings. The collar agreement is used as an economic hedge agreement and does not meet the criteria for hedge accounting; therefore, the changes in its fair value are recognized in earnings.

As of December 31, 2011 and 2010, the fair value of the floor resulted in losses of $1,053 and $1,187 respectively, and the cap in gains of $23 and $196, respectively, resulting to an aggregate loss of $1,030 in 2011 and $991 in 2010, both separately presented in the accompanying consolidated financial statements.

During 2011, 2010 and 2009, the Company incurred losses from the swap amounting to $737, $1,477 and $505, respectively, separately presented as Loss from derivative instruments in the accompanying consolidated statements of income. The fair value of the collar agreement determined through Level 2 inputs of the fair value hierarchy as defined in 820-10-35-47 Fair Value Measurements and Disclosure, Subsequent Re-measurement of FASB Accounting Standard Codification (ASC), is derived principally from or corroborated by observable market data. Inputs include interest rates, yield curves and other items that allow value to be determined.